UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road Sunnyvale, California 94086 (Address of principal executive offices) (zip code) Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.

Approval of the Amendment and Restatement of the 2010 Incentive Award Plan
The Board of Directors of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, an increase in the number of shares of common stock reserved for issuance pursuant to awards granted under the Company’s 2010 Incentive Award Plan (the “2010 Plan”) from 6,250,000 to 7,050,000 (the “Award Pool Increase”). At the Company’s Annual Meeting of Stockholders held on April 21, 2016 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the 2010 Plan including the Award Pool Increase. The foregoing description of the 2010 Plan, as amended and restated, is qualified in its entirety by reference to the text of the amended and restated 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement and amendment thereto, filed with the Securities and Exchange Commission on March 7, 2016 and April 18, 2016, respectively:

Proposal No. 1: To elect nine members to the Board of Directors to serve a one-year term expiring at the 2017 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-votes
Craig H. Barratt, Ph.D.	31,882,949	90,265	2,649,749
Michael A. Friedman, M.D.	31,867,252	105,962	2,649,749
Gary S. Guthart, Ph.D.	31,882,498	90,716	2,649,749
Amal M. Johnson	31,706,398	266,816	2,649,749
Keith R. Leonard, Jr.	31,746,763	226,451	2,649,749
Alan J. Levy, Ph.D.	31,484,396	488,818	2,649,749
Mark J. Rubash	31,883,850	89,364	2,649,749
Lonnie M. Smith	31,687,460	285,754	2,649,749
George Stalk, Jr.	31,884,187	89,027	2,649,749

Each of the nominees recommended in Proposal No. 1 was elected.

Proposal No. 2: To approve, by an advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-votes
31,041,254	907,939	24,021	2,649,749

Proposal No. 2 was approved.

Proposal No. 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain
34,584,538	25,321	13,104

Proposal No. 3 was approved.

Proposal No. 4: To approve an amendment and restatement of the Company’s 2010 Incentive Award Plan:

For	Against	Abstain	Broker Non-votes
22,154,851	9,788,505	29,858	2,649,749

Proposal No. 4 was approved.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 26, 2016	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated.